UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2012

Soupman, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-53943	61-1638630
(Commission File Number)	(IRS Employer Identification No.)

1110 South Avenue, Suite 100
Staten Island, NY 10314
(Address of principal executive offices and zip code)

(212)  768-7687
    (Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

On December 31, 2012 Soupman, Inc. (the “Company”) dismissed Berman & Company, P.A. (“Berman & Co.”) as its independent registered public accounting firm, and on December 31, 2012, the Company selected MaloneBailey LLP (“Malone”) as its new independent registered public accounting firm responsible for auditing its financial statements.

Berman & Co.’s reports on the Company’s financial statements as of and for the two years ended August 31, 2012 and 2011, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that each of those reports did contain an explanatory paragraph as to the existence of substantial doubt regarding the Company’s ability to continue as a going concern.

The decision to dismiss Berman & Co. and the selection of Malone was unanimously approved by the Company’s board of directors.

During the years ended August 31, 2012 and 2011 and during the subsequent interim period through December 31, 2012, there were no disagreements with Berman & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Berman & Co., would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

During the years ended August 31, 2012 and 2011 and in the subsequent interim period through December 31, 2012, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K except that the report for the year ended August 31, 2012 contained disclosure regarding the Company’s  ineffective internal controls and procedures due to a lack of segregation of duties.

During the Company’s two most recent years and in the subsequent interim period through December 31, 2012, the Company did not consult with Malone regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided Berman & Co. with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested Berman & Co. furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of Berman & Co.’s letter dated January 7, 2013, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(a) – (c)

N/A

(d) Exhibits.

16.1 Letter from Berman & Company to the SEC dated January 7, 2013.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2013	SOUPMAN, INC.

By:	/s/ Arnold Casale
Name: Arnold Casale Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Berman & Company to the SEC dated January 7, 2013.